UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 10, 2015
(Date of earliest event reported)

Theravance Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-36033 (Commission File Number)	EIN 98-1226628 (IRS Employer Identification Number)

PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands (Address of principal executive offices)	KY1-1104 (Zip Code)

650-808-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amended Current Report on Form 8-K/A is filed solely to confirm that the press release attached to the Current Report on Form 8-K filed on August 10, 2015 (the “Initial Report”) included information responsive to Item 2.02 of Form 8-K and to include the name and title of the officer that manually signed the Initial Report.

Item 2.02. Results of Operations and Financial Condition

On August 10, 2015, Theravance Biopharma, Inc. issued a press release regarding its financial results for the quarter ended June 30, 2015. A copy of the press release was furnished as Exhibit 99.1 to the Initial Report.

The information in Item 2.02 and in Item 9.01 of this Current Report on Form 8-K/A and the Initial Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act of 1934”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1       Press Release dated August 10, 2015 (incorporated by reference to Exhibit 99.1 to the Form 8-K filed August 10, 2015)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2015	THERAVANCE BIOPHARMA, INC.

	By:	/s/ Renee D. Gala
Renee D. Gala
Senior Vice President and
Chief Financial Officer